SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2005

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25995 (Commission File Number)	95-4700410 (I.R.S. Employer Identification No.)

One Exeter Plaza, 699 Boylston Street, Boston, Massachusetts (Address of Principal Executive Offices)	02116 (Zip Code)

Registrant’s telephone number, including area code: (617) 262-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On April 25, 2005, Nextera Enterprises, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 25, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2005	NEXTERA ENTERPRISES, INC.
	By:	/s/ MICHAEL P. MULDOWNEY
Michael P. Muldowney
President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 25, 2005.